[PROXY STATEMENT]


                           HEMAGEN DIAGNOSTICS, INC.
                              34-40 Bear Hill Road
                          Waltham, Massachusetts 02154



DEAR STOCKHOLDER:

      You are cordially invited to attend the Annual Meeting of Stockholders of Hemagen Diagnostics, Inc. (the "Corporation") to be held on Tuesday, March 3, 1998 at 10:00 a.m. at the Wyndham Garden Hotel, 420 Totten Pond Road, Waltham, Massachusetts 02154.

      At the Annual Meeting, you will be asked to elect two Directors of the Corporation and to ratify the selection of the Corporation's independent accountants.

      Details of the matters to be considered at the Annual Meeting are contained in the Proxy Statement that we urge you to consider carefully.

      Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy.


                                         Sincerely,


                                         CARL FRANZBLAU
                                         Chairman of the Board of Directors


Waltham, Massachusetts
January 15, 1998



                           HEMAGEN DIAGNOSTICS, INC.
                              34-40 Bear Hill Road
                          Waltham, Massachusetts 02154



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hemagen Diagnostics, Inc. (the "Corporation"), a Delaware corporation, will be held on Tuesday, March 3, 1998 at 10:00 a.m. at the Wyndham Garden Hotel, 420 Totten Pond Road, Waltham, Massachusetts 02154 for the following purposes:

1. To elect two members of the Board of Directors for three-year terms expiring at the 2001 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2. To ratify the selection of BDO Seidman, LLP as independent accountants for the Corporation for the fiscal year ending September 30, 1998;

3. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on January 12, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

      We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the March 3rd meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the meeting. A postage-prepaid envelope, addressed to the Corporation's Transfer Agent, has been enclosed for your convenience. If you attend the meeting, your Proxy will, at your request, be returned to you and you may vote your shares in person.


By Order of the Board of Directors

Carl Franzblau
Secretary


Waltham, Massachusetts
January 15, 1998



                           HEMAGEN DIAGNOSTICS, INC.
                              34-40 Bear Hill Road
                          Waltham, Massachusetts 02154

                                January 15, 1998


                              -------------------

                                PROXY STATEMENT

                              -------------------

      The enclosed Proxy is solicited by the Board of Directors of HEMAGEN DIAGNOSTICS, INC. (the "Corporation") for use at the Annual Meeting of Stockholders to be held at the Wyndham Garden Hotel, 420 Totten Pond Road, Waltham, Massachusetts 02154, at 10:00 a.m. on Tuesday, March 3, 1998, and at any adjournment or adjournments thereof.

      Stockholders of record at the close of business on January 12, 1998, will be entitled to vote at the meeting or any adjournment thereof. On that date, 7,851,890 shares of Common Stock, $.01 par value per share, ("Common Stock") of the Corporation were issued and outstanding. There are no other outstanding voting securities of the Corporation.

      Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. A quorum for the meeting is a majority of the shares outstanding. The election of Directors will be determined by a plurality of the votes cast. The other proposals to be voted upon by the stockholders of the Corporation require the votes of a majority of the Common Stock present at the meeting for passage. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

      The Directors and officers of the Corporation as a group own or may be deemed to control approximately 20.2% of the outstanding shares of Common Stock of the Corporation. Each of the Directors and officers has indicated his intent to vote all shares of Common Stock owned or controlled by him in favor of each item set forth herein.

      Execution of a Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. The Proxy may be revoked at any time before it is exercised by written notice to the Corporation's Secretary prior to the Annual Meeting, or by giving to the Corporation's Secretary a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares of Common Stock represented by all properly executed Proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special notice, shares of Common Stock will be voted in favor of the election of Directors of those persons named in the Proxy Statement and in favor of all other items set forth herein.

      The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares of Common Stock represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the Proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting security-holders.

      An annual report containing financial statements for the Corporation's fiscal year ended September 30, 1997 is being mailed herewith to all stockholders entitled to vote. This Proxy Statement and the accompanying Proxy were first mailed to stockholders on or about January 15, 1998.


                                   ITEM NO. 1

                             ELECTION OF DIRECTORS

      The Corporation's Board of Directors is divided into three classes. Directors constituting approximately one-third of the Board of Directors are elected annually for a period of three years at the Corporation's Annual Meeting of Stockholders to serve until their successors are duly elected by the stockholders. The terms of Dr. Franzblau and Dr. de Oliveira expire in 1998; and the terms of Dr. Sandson and Mr. Smith expire in 1999 and the terms of Dr. Cohen and Mr. Gilbert expire in 2000 A classified Board of Directors could discourage, delay or prevent a takeover or change of control of the Corporation. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then in office. Officers are elected by and serve at the pleasure of the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

      Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for Dr. Franzblau and Dr. de Oliveira will be voted (unless either Dr. Franzblau or Dr. de Oliveira is unable or unwilling to serve) for the election of Dr. Franzblau and Dr. de Oliveira. The Board of Directors knows of no reason why Dr. Franzblau and Dr. de Oliveira should be unwilling to serve, but if such should be the case, Proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

      The following table sets forth the ages of and positions and offices presently held by each Director and nominee with the Corporation.


            Name                 Age                 Position
------------------------------   ---   ------------------------------------

Carl Franzblau, Ph.D.            63    Chairman of the Board of Directors,
                                        President, CEO and Secretary
Ricardo M. de Oliveira, M.D.     46    Vice President of Research and
                                        Development, and Director
Alan S. Cohen, M.D.              71    Director
Lawrence Gilbert                 65    Director
John I. Sandson, M.D.            70    Director
Charles W. Smith                 66    Director

      Each of the Corporation's Directors has served in such capacity since the Corporation's inception.

      The Corporation established an Executive Committee, an Audit Committee and a Compensation Committee of the Board of Directors on March 16, 1993. Members of the Executive Committee are Dr. Franzblau, Dr. Sandson and Dr. de Oliveira. The Executive Committee is authorized to take any action that the Board of Directors is authorized to act upon with the exception of the issuance of stock, the sale of all or substantially all of the Corporation's assets and any other significant corporate transactions.

      Members of the Audit Committee are Mr. Smith and Mr. Gilbert. The Audit Committee is concerned primarily with recommending the selection of the Corporation's independent accountants and reviewing the effectiveness of the Corporation's accounting policies and practices, financial reporting and internal controls. The Audit Committee reviews the scope of audit coverage, the fees charged by the accountants, and internal control systems.

      The Compensation Committee consists of Dr. Franzblau and two independent outside Directors, Dr. Sandson and Dr. Cohen. The Compensation Committee was established to set and administer the policies that govern annual compensation for the Corporation's executives.

      The Corporation does not have a standing nominating committee or a committee performing similar functions.

      During the year ended September 30, 1997, members of the Executive Committee, Audit Committee and Compensation Committee did not meet as separate committees. Instead, during such time, the Board of Directors, as a whole, addressed the policies and issues related to the functions of the Executive, Audit and Compensation Committees.

      The Board of Directors met three times during the year ended September 30, 1997. All of the Directors attended 100% of the meetings of the Board of Directors except for Dr. Ricardo de Oliveira who attended none of the meetings of the Board of Directors during the year ended September 30, 1997.

      In fiscal 1997, the Corporation compensated each of its four non-management Directors six thousand dollars ($6,000.00) plus actual travel expenses up to $500 for each Board meeting attended. As of October 1997, the Corporation has paid its non-management Directors a cash fee of six thousand dollars ($6,000.00) plus actual travel expenses up to $500 for each Board meeting attended. Drs. Franzblau and de Oliveira receive no compensation for their services as Directors.

      Carl Franzblau and Myrna Franzblau, the Corporation's Treasurer, are husband and wife. William Franzblau, Esq., Chief Financial Officer and General Counsel, is the son of Carl Franzblau and Myrna Franzblau. Except for Dr. and Mrs. Franzblau and William Franzblau no Director or executive officer is related by blood, marriage or adoption to any other Director or executive officer.

Background

      The principal occupations during the past five years of each of the Corporation's Directors and nominees for Directors are as follows:

      Carl Franzblau, Ph.D. has served as Chairman of the Board of Directors, Chief Executive Officer and President of the Corporation since its inception. For more than the past five years, Dr. Franzblau has served as a Professor and Chairman of the Biochemistry Department and Associate Dean for Graduate Affairs at the Boston University School of Medicine. Dr. Franzblau received his Bachelor of Science degree in Chemistry from the University of Michigan and his Ph.D. in Biochemistry from the Albert Einstein College of Medicine. Dr. Franzblau is the husband of Myrna Franzblau, the Corporation's Treasurer.

      Ricardo M. de Oliveira, M.D. has been the Vice President of Research and Development and a Director of the Corporation since its inception. From 1980 through 1990, Dr. de Oliveira was a Professor at the University of Sao Paulo in Brazil. Dr. de Oliveira is also the Director of Clinical Pathology at the Cancer Hospital of Sao Paulo, Brazil. Dr. de Oliveira received his M.D. degree from the Faculdade de Ciencias Medicas da Santa Casa de Sao Paulo in Brazil.

      Alan S. Cohen, M.D. has served as a Director of the Corporation since its inception. Dr. Cohen has been employed by the Boston University School of Medicine as a Professor of Medicine since 1968 and a Professor of Pharmacology since 1974. Dr. Cohen is Editor-in-Chief of the International Journal of Amyloid. Dr. Cohen served as the Director of the Arthritis Center of Boston University from 1976 to 1994. From 1972 to 1992, Dr. Cohen served as Chief of Medicine of Boston City Hospital. Dr. Cohen is a past president of the American College of Rheumatology. Dr. Cohen received his Bachelor of Arts degree from Harvard College and his M.D. degree from the Boston University School of Medicine.

      Lawrence Gilbert has served as a Director of the Corporation since its inception and served as Clerk of the Corporation from its inception until 1988. From 1987 until 1995, Mr. Gilbert served as the Director of Patent and Technology Administration for Boston University. Since 1995, Mr. Gilbert has been the Director of Technology Transfer for the California Institute of Technology in Pasadena, California. Mr. Gilbert received his Bachelor of Arts degree from Brandeis University, his Bachelor of Foreign Trade from the American Institute of Foreign Trade and a J.D. degree from Suffolk University Law School.

      John I. Sandson, M.D. has served as a Director of the Corporation since its inception. Since 1988, Dr. Sandson has been Dean Emeritus of the Boston University School of Medicine. He was Dean of the Boston University School of Medicine from 1974 to 1988. Dr. Sandson received his Bachelor's degree from St. Vincent College and received his M.D. from Washington University School of Medicine.

      Charles W. Smith has served as a Director of the Corporation since its inception. From 1984 through 1989, Mr. Smith served as a Senior Vice President of Boston University. From 1983 through June 1992, Mr. Smith also served as the Treasurer and on the Board of Trustees of Boston University. Mr. Smith attended Metropolitan College in England and is a fellow of the Institute of Chartered Accountants in England and Wales.

Executive Officers

      The executive officers of the Corporation, their ages and positions held in the Corporation are as follows:


             Name                Age                     Position
------------------------------   ---   --------------------------------------------

Carl Franzblau, Ph.D             63    Chairman of the Board of Directors, Chief
                                        Executive Officer, President and Secretary
William Franzblau, Esq.          35    Chief Financial Officer and General Counsel
Ricardo M. de Oliveira, M.D.     46    Vice President of Research and Development,
                                        and Director
Myrna Franzblau                  60    Treasurer

      The following is a brief summary of the background of each executive officer of the Corporation, other than Drs. Franzblau and de Oliveira, whose backgrounds are summarized above.

      Myrna Franzblau has been the Corporation's Treasurer and Director of Human Resources since its inception. Mrs. Franzblau received her Bachelor of Arts from Brooklyn College and her Master's degree from Boston University. Mrs. Franzblau is the wife of Carl Franzblau, the Corporation's President.

      William Franzblau has served as the Corporation's Chief Financial Officer since March 1996. Since 1993, Mr. Franzblau has been general counsel for the Corporation. Mr. Franzblau received his Bachelor of Arts degree, in 1984, his J.D. degree in 1987 and his LLM degree in taxation in 1990 from Boston University.


                              CERTAIN TRANSACTIONS

      During 1993, the Corporation acquired a 51% interest in Hemagen Diagnosticos, Comercio, Importacao e Exportacao, Ltda., a Brazilian limited liability company ("HDC"), that had been 100% beneficially-owned by Dr. Ricardo
M. de Oliveira, the Corporation's Vice President of Research and Development and a Director of the Corporation. The Corporation purchased its interest in HDC in exchange for the forgiveness of a $25,000 advance to HDC that was outstanding as of September 30, 1992. The Corporation loaned HDC $185,500, $100,000 and $50,000 in August 1994, November 1993 and August 1993,
respectively, to renovate, equip and operate a new manufacturing facility in Sao Paulo, Brazil. This indebtedness is evidenced by three five-year promissory notes, each with interest payable quarterly at the rate of approximately 12% per annum.


                   BENEFICIAL OWNERSHIP OF VOTING SECURITIES

      The following table sets forth, as of January 8, 1998, certain information concerning stock ownership of the Corporation by (i) each person who is known by the Corporation to own beneficially 5% or more of the Corporation's Common Stock, (ii) each of the Corporation's Directors, and (iii) all Directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.


                                                   Number of Shares
                                                    of Common Stock          Percentage
   Name and Address of Beneficial Owner(1)       Beneficially Owned(2)    of Class (2)(3)
---------------------------------------------    ---------------------    ---------------

Carl Franzblau, Ph.D. and Myrna Franzblau(4)             669,021                8.1%
Ricardo M. de Oliveira, M.D.(5)                          385,684                4.9%
Alan S. Cohen, M.D.(7)                                   138,705                1.8%
Lawrence Gilbert(6)                                      143,387                1.8%
Charles W. Smith(8)                                      146,659                1.9%
John I. Sandson, M.D.(9)                                  81,691                1.0%
All Directors & Officers as a Group
 (8 persons)(10))                                      1,640,037               20.9%

--------------------
<F1>  The addresses for all of the named individuals is c/o Hemagen
      Diagnostics, Inc., 34-40 Bear Hill Road, Waltham, Massachusetts 02154.

<F2>  Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

<F3>  Except to the extent stated in Note 10 below, the percentage ownership of such individual or group does not include up to 1,000,000 shares of Common Stock reserved for issuance pursuant to stock options that have been or may be granted under the Corporation's 1992 Stock Option Plan. To date, options to purchase 320,950 shares have been granted pursuant to this plan with an average exercise price of $2.06 per share.

<F4>  Includes 317,010 shares owned by Dr. Franzblau, 307,011 shares owned by
      Mrs. Franzblau. Also includes 15,000 shares of Common Stock issued upon the exercise of outstanding warrants, 30,000 stock options granted under the Corporation's 1992 Stock Option Plan. Excludes a total of 141,280 shares of Common Stock owned by the children of Dr. and Mrs. Franzblau to which Dr. and Mrs. Franzblau disclaim any beneficial interest.

<F5>  Includes 40,014 shares owned by Dr. de Oliveira's spouse and 10,000 stock options granted under the Corporation's 1992 Stock Option Plan, but excludes 40,014 shares owned by each of his brother and sister to which Dr. de Oliveira disclaims any beneficial interest.

<F6>  Includes, 44,000 shares owned by Mr. Gilbert's spouse. Excludes a total of 46,822 shares of Common Stock owned by children of Mr. Gilbert, 2,500 shares owned by one grandchild of Mr. Gilbert and 6,000 shares owned by Mr. Gilbert's spouse's nieces to which Mr. Gilbert disclaims any beneficial interest.

<F7>  Includes 7,500 shares of Common Stock issued upon exercise of outstanding warrants. Excludes a total of 63,754 shares of Common Stock owned by sons of Dr. Cohen to which Dr. Cohen disclaims any beneficial interest, including 7,500 shares of Common Stock issuable upon conversion of warrants to one of Dr. Cohen's sons.

<F8>  Includes 7,500 shares of Common Stock issued upon exercise of outstanding warrants during fiscal 1998. Excludes a total of 51,300 shares of Common Stock owned by children of Mr. Smith to which Mr. Smith disclaims any beneficial interest.

<F9>  Includes 7,500 shares of Common Stock issued upon exercise of outstanding warrants. Excludes a total of 17,708 shares of Common Stock owned by children of Dr. Sandson to which Dr. Sandson disclaims any beneficial interest.

<F10> Includes the shares referenced in notes (4) through (9) above, plus
      20,500 shares issuable pursuant to currently exercisable options and warrants.


                            COMPENSATION OF OFFICERS

      The following table sets forth the compensation paid to the Corporation's Chief Executive Officer and to its highest paid executive officers during the fiscal years ended September 30, 1997, 1996 and 1995.


                           SUMMARY COMPENSATION TABLE


                                                                                 Long Term
                                                                                Compensation
                           Annual Compensation                                     Awards
----------------------------------------------------------------------------    ------------
              (a)                  (b)       (c)        (d)         (e)             (f)
                                                                                 Securities
                                                                Other Annual     Underlying
  Name and Principal Position      Year     Salary     Bonus    Compensation    Options(#3)
-------------------------------    ----    --------    -----    ------------    ------------

Carl Franzblau                     1997    $137,187      0       $7,961 (1)            0
  Chief Executive Officer          1996    $128,750      0       $5,073                0
                                   1995    $103,000      0       $5,073                0

Ricardo de Oliveira                1997    $118,840      0       $  610 (2)            0
  Senior Vice President            1996    $118,450      0       $5,073                0
                                   1995    $103,000      0       $3,496                0

William Franzblau                  1997    $105,000      0       $3,150 (4)       20,500
  Chief Financial Officer

Scott Weiss                        1997    $105,000      0       $3,150 (4)       21,500
  Vice President, Marketing and
  Sales

Ira Marks                          1997    $136,908      0       $4,107 (4)       10,000
  Vice President, Marketing and
  Sales, RAICHEM

James Hengst                       1997    $102,500      0       $2,619 (4)       10,000
  Vice President, R&D, CPI

-------------------
<F1>  The Corporation had provided Dr. Franzblau with the use of a leased car during the fiscal years ended September 30, 1997, 1996 and 1995, and has recorded an annual expense for Dr. Franzblau's automobile of approximately $7,961, $5,073 and $5,073, respectively.

<F2>  The Corporation had provided Dr. de Oliveira with the use of a leased car during the fiscal years ended September 30, 1997, 1996 and 1995, respectively, and has recorded an annual expense for Dr. de Oliveira's automobile of approximately $610 for the beginning of 1997, $3,496 for 1996, and $3,496 for 1995.

<F3>  No options have been granted to Dr. Franzblau or Dr. de Oliveira in the fiscal years ended September 30, 1997, 1996 and 1995. Employee stock options were granted to William Franzblau, Scott Weiss and Ira Marks.

<F4>  William Franzblau, Scott Weiss, Ira Marks, and James Hengst participated in the Company's 401k plan and received a Company match of 3%.

      The following table sets forth the value of outstanding options held as of September 30, 1997 .


            Aggregated Option Exercises in and FY-End Option Values


       (a)                 (b)                (c)                   (d)                        (e)
                                                            Number of Securities             Value of
                                                           Underlying Unexercised          Unexercised
                                                                Options/SARs               In-the-Money
                                                                at FY-End(#)        Options/SARs at FY-End(#)
                     Shares Acquired                            Exercisable/               Exercisable/
       Name           on Exercise(#)   Value Realized($)       Unexercisable             Unexercisable(1)
------------------   ---------------   -----------------   ----------------------   -------------------------

William Franzblau           0                  0                      500                     1,000
                            0                  0                   10,000                    17,500
                            0                  0                   10,000                    21,900
Scott Weiss                 0                  0                    1,000                     1,750
                            0                  0                   10,000                    17,500
                            0                  0                   10,000                    21,900
Ira Marks                   0                  0                   10,000                    21,900
James Hengst                0                  0                   10,000                    21,900

-------------------
<F1>  Options listed carry an exercise price of $2.00, $1.75, and $2.19 per share, respectively for William Franzblau, $1.75, $1.75, and $2.19 per share, respectively for Scott Weiss, and $2.19 per share for Ira Marks and James Hengst. The fair market value of the Corporation's Common Stock underlying the options, as of September 30, 1997, was $1.97 per share (NASDAQ closing price on September 30, 1997).

Compensation of Directors

      In 1997, the Corporation awarded its non-management Directors $6,000.00 each as compensation for their services. Drs. Franzblau and de Oliveira receive no compensation for their services as Directors.

Compensation Committee Interlocks and Insider Participation

      On March 16, 1993, the Board of Directors established a Compensation Committee. Members of the Compensation Committee are Dr. Franzblau, Dr. Sandson and Dr. Cohen. During the fiscal year ended September 30, 1997, no executive officer served as a member of the compensation committee of the board of directors of another entity.


                                   ITEM NO. 2

               ACCOUNTING MATTERS AND RATIFICATION OF ACCOUNTANTS

      The persons named in the enclosed Proxy will vote to ratify the selection of BDO Seidman, LLP as independent accountants for the fiscal year ending September 30, 1998 unless otherwise directed by the stockholders. The Corporation's independent accountants for the fiscal year ended September 30, 1997 were BDO Seidman, LLP. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement and answer questions from stockholders.


                               VOTING AT MEETING

      The Board of Directors has fixed January 12, 1998, as the record date for the determination of stockholders entitled to vote at this meeting. At the close of business on that date, there were outstanding and entitled to vote 7,851,890 shares of Common Stock.


                            SOLICITATION OF PROXIES

      The cost of solicitation of Proxies will be borne by the Corporation. In addition to the solicitation of Proxies by mail, officers and employees of the Corporation may solicit in person or by telephone. The Corporation may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending Proxies and Proxy material to beneficial owners.


                              REVOCATION OF PROXY

      Subject to the terms and conditions set forth herein, all Proxies received by the Corporation will be effective, notwithstanding any transfer of the shares of Common Stock to which such Proxies relate, unless prior to the Annual Meeting the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).


                             STOCKHOLDER PROPOSALS

      In order to be included in Proxy material for the 1999 Annual Meeting, tentatively scheduled to be held on Tuesday, March 4, 1999, stockholders' proposed resolutions must have been received by the Corporation on or before November 25, 1998. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Corporation.


                          ANNUAL REPORT ON FORM 10-KSB

      The Corporation will provide to any stockholder, without charge, upon the written request of such stockholder, a copy of the Corporation's Annual Report on Form 10-KSB, including the financial statements for the Corporation's most recent fiscal year ended September 30, 1997. Requests for such report should be addressed to Shareholder Relations, Hemagen Diagnostics, Inc., 34-40 Bear Hill Road, Waltham, Massachusetts 02154.


                                 MISCELLANEOUS

      The Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                        By Order of the Board of Directors


                                        Carl Franzblau
                                        Secretary


Waltham, Massachusetts
January 15, 1998


                                [PROXY CARD]


                           HEMAGEN DIAGNOSTICS, INC.

                            Proxy for Annual Meeting
                          to be held on March 3, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      THE UNDERSIGNED hereby appoints Carl Franzblau, Ph.D. as Proxy with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of HEMAGEN DIAGNOSTICS, INC., to be held at the Wyndham Gardens Hotel, 420 Totten Pond Road, Waltham, Massachusetts 02154, on Tuesday, March 3, 1998 at 10:00 a.m., and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Corporation to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Carl Franzblau, Ph.D. to vote in accordance with his judgment on any matters that may properly come before the meeting, all as indicated in the notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned:

      If no direction is made, this Proxy will be voted FOR election of Directors and FOR Proposal 2.

(1) Proposal to elect two (2) members of the Board of Directors of the Corporation.

INSTRUCTION:  To withhold authority for any individual nominee STRIKE such nominee's name from the list below.

 [ ]  FOR ALL nominees listed below        [ ]  WITHHOLD AUTHORITY to vote for
      (except as marked to the contrary         all nominees listed below.
      below).

             Carl Franzblau, Ph.D. and Ricardo de Oliveira, M.D.

(2) Proposal to ratify and approve the selection of BDO Seidman, LLP as the independent accountants of the Corporation for the fiscal year ending September 30, 1998.

      [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

              MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.


(3) In his discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

      PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

      PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                     Dated:______________________________, 1998

                                     __________________________________________
                                                     Signature

                                     __________________________________________
                                              Signature if held jointly

                                     __________________________________________
                                                    Printed Name

                                     __________________________________________
                                                       Address


                                     NOTE: When shares are held by joint
                                     tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by an authorized officer and indicate the signer's office. If a partnership, sign in the partnership name by authorized person.